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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders of W.H. Brady Co.:

We consent to the incorporation by reference in Registration Statement No. 33-30258 of W.H. Brady Co. on Form S-8 of our reports dated September 8, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of W.H. Brady Co. for the year ended July 31, 1997.




/s/ Deloitte & Touche LLP
Milwaukee, Wisconsin
October 24, 1997